UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 11, 2026

Date of Report (date of earliest event reported)

Salesforce, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Salesforce Tower

415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

ASR Agreements

On March 11, 2026, Salesforce, Inc. (the “Company” or “Salesforce”) entered into accelerated share repurchase agreements (the “ASR Agreements”) with Banco Santander, S.A., Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, National Association, and Morgan Stanley & Co. LLC (collectively, the “ASR Counterparties”). Under the terms of the ASR Agreements, the Company will repurchase an aggregate of $25 billion of the Company’s common stock, $0.001 par value per share (such stock, the “Common Stock” ), as part of a share repurchase program (the “Share Repurchase Program”). The Company’s board of directors (the “Board”) authorized the Share Repurchase Program in August 2022. In February 2026, the Board authorized an aggregate total of $50 billion of share repurchases under the Share Repurchase Program (inclusive of any amounts remaining under prior authorizations).

Pursuant to the terms of the ASR Agreements, the Company will make payments in an aggregate amount of $25 billion to the ASR Counterparties on March 16, 2026, and the Company will receive on March 16, 2026 the initial deliveries of approximately 80% of the total shares that would be purchased under the ASR Agreements, measured based on the closing price of the Common Stock on March 11, 2026. The exact number of shares of Common Stock that the Company will ultimately repurchase pursuant to the ASR Agreements will be determined based on the average of the daily volume-weighted average price per share of the Common Stock during the term of the ASR Agreements, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreements.

Upon final settlement of the ASR Agreements, under certain circumstances, each of the ASR Counterparties may be required to deliver additional shares of Common Stock, or the Company may be required to deliver shares of Common Stock or to make a cash payment, at its election, to the ASR Counterparties. The final settlement of each transaction under the ASR Agreements is scheduled to occur in the fourth quarter of 2026.

Each of the ASR Agreements contains customary terms for these types of transactions, including, among others, the mechanisms to determine the number of shares or the amount of cash that will be delivered at settlement, the required timing of delivery upon settlement, the specific circumstances under which adjustments may be made to the transactions, the specific circumstances under which the transactions may be cancelled prior to the scheduled maturity and various acknowledgments, representations and warranties made by the Company and the ASR Counterparties, as applicable, to one another.

The form of the ASR Agreements is included herein as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the ASR Agreements is a summary and is qualified in its entirety by reference to the form of the ASR Agreements. J. Wood Capital Advisors acted as financial adviser to Salesforce in connection with the accelerated share repurchase transactions.

Underwriting Agreement

On March 11, 2026, Salesforce entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, on behalf of the several Underwriters listed in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $3,500,000,000 aggregate principal amount of 4.500% Senior Notes due 2028 (the “2028 Notes”), $4,250,000,000 aggregate principal amount of 4.650% Senior Notes due 2029 (the “2029 Notes”), $3,750,000,000 aggregate principal amount of 4.900% Senior Notes due 2031 (the “2031 Notes”), $2,750,000,000 aggregate principal amount of 5.200% Senior Notes due 2033 (the “2033 Notes”), $4,500,000,000 aggregate principal amount of 5.550% Senior Notes due 2036 (the “2036 Notes”), $1,500,000,000 aggregate principal amount of 6.400% Senior Notes due 2046 (the “2046 Notes”), $3,750,000,000 aggregate principal amount of 6.550% Senior Notes due 2056 (the “2056 Notes”) and $1,000,000,000 aggregate principal amount of 6.700% Senior Notes due 2066 (the “2066 Notes” and, together with the 2028 Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes and the 2056 Notes, the “Notes”) in a registered public offering (the “Offering”).

The price to the public was 99.920% of the principal amount for the 2028 Notes, 99.978% of the principal amount for the 2029 Notes, 99.809% of the principal amount for the 2031 Notes, 99.779% of the principal amount for the 2033 Notes, 99.969% of the principal amount for the 2036 Notes, 99.821% of the principal amount for the 2046 Notes, 99.921% of the principal amount for the 2056 Notes and 99.916% of the principal amount for the 2066 Notes.

The Offering is being made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-275814), including a preliminary prospectus supplement dated March 11, 2026 (the “Prospectus Supplement”) to the prospectus contained therein dated November 30, 2023, filed by the Company with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and a free writing prospectus dated March 11, 2026, filed by the Company with the SEC, pursuant to Rule 433 under the Securities Act. The Offering is expected to close on March 13, 2026, subject to the satisfaction of customary closing conditions.

The net proceeds from the Offering, after deducting the underwriting discounts and estimated offering expenses, are expected to be approximately $24.885 billion. The Company intends to use all of these net proceeds to repurchase shares of Common Stock pursuant to the ASR Agreements.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with the Offering and for customary contribution provisions in respect of those liabilities.

Please refer to the Prospectus Supplement for additional information regarding the Offering and the terms and conditions thereof. The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

Five-Year Credit Agreement

On March 11, 2026, the Company entered into a Five-Year Credit Agreement with the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties from time to time party thereto (the “Five-Year Credit Agreement”).

Pursuant to the terms of the Five-Year Credit Agreement, the lenders thereunder provided the Company with $6 billion in aggregate principal amount of senior unsecured term loans, the proceeds of which were used to fund the repayment in full of borrowings under the Company’s (i) $4 billion term loan facility pursuant to the 364-Day Credit Agreement, dated June 20, 2025, by and among the Company, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties from time to time party thereto, and (ii) the Company’s $2 billion term loan facility under the Three-Year Credit Agreement, dated June 20, 2025, by and among the Company, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties from time to time party thereto, and to pay fees and expenses in connection with the repayment of such borrowings. The loans made under the Five-Year Credit Agreement will mature and be payable in full five years after the date on which they were borrowed.

Borrowings under the Five-Year Credit Agreement bear interest at a fluctuating rate per annum equal to, at the Company’s option, an alternate base rate or term SOFR rate, in each case, plus an applicable margin calculated based on the Company’s credit ratings. The Company will also pay to the lenders under the Five-Year Credit Agreement certain customary fees.

Voluntary prepayments of the loans under the Five-Year Credit Agreement are permissible without penalty (other than customary SOFR loan breakage), subject to certain conditions pertaining to minimum notice and minimum prepayment amounts.

The Five-Year Credit Agreement contains representations and warranties and affirmative and negative covenants customary for unsecured financings of this type.

The Five-Year Credit Agreement also contains various events of default (subject to grace periods, as applicable) including, among others: nonpayment of principal, interest or fees; breach of covenants; payment default on, or acceleration under, certain other material indebtedness; inaccuracy of the representations or warranties in any material respect; bankruptcy or insolvency; certain unfunded liabilities under employee benefit plans; certain unsatisfied judgments; certain ERISA-related events; certain changes of control; and the invalidity or unenforceability of the Five-Year Credit Agreement or certain other documents executed in connection therewith.

The foregoing summary of the Five-Year Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Five-Year Credit Agreement, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Many of the lenders under the Five-Year Credit Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries (including in connection with the other transactions described in this Current Report on Form 8-K), for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Five-Year Credit Agreement included in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 11, 2026, by and among Salesforce, Inc., J.P. Morgan Securities LLC, BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC (acting for themselves and as representatives of the several underwriters named therein).

10.1	Form of Master Confirmation – Uncollared Accelerated Share Repurchase.

10.2	Five-Year Credit Agreement, dated as of March 11, 2026, by and among Salesforce, Inc., the lenders party thereto, and JPMorgan Chase Bank, N.A. as administrative agent.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “will”, “commitments,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties.

These risks and uncertainties include, among other things, the effect of the acquisition of Informatica Inc. (“Informatica”) on our operating results, the market price of our common stock, our ability to retain and hire key personnel and our ability to maintain relationships with customers, suppliers and others with whom we or Informatica do business; our ability to maintain sufficient security levels and service performance, avoid downtime and prevent, detect and remediate performance degradation and security breaches; our ability to secure sufficient data center capacity; our reliance on third-party infrastructure providers, including hardware, software, energy and platform providers and the organizations responsible for the development and maintenance of Internet infrastructure; uncertainties regarding AI technologies and their integration into our product offerings; the evolving landscape related to environmental, social and governance (“ESG”) matters; the effect of evolving government regulations, including those related to our industry and providing services on or accessing the Internet, and those addressing ESG matters, data privacy, cybersecurity, cross-border data transfers, government contracting and procurement, and import and export controls; current and potential litigation and regulatory investigations involving us or our industry; our ability to successfully expand or introduce new services and product features, including related to AI and Agentforce; our ability to successfully complete, integrate and realize the benefits from acquisitions or other strategic transactions; uncertainties regarding the pace of change and innovation and our ability to compete in the markets in which we participate; our ability to successfully execute our business strategy and our business plans, including efforts to expand internationally and related risks; our ability to meet our long-term revenue target and profitable growth framework; our ability to predict and meet expectations regarding our operating results and cash flows, including revenue and remaining performance obligation, including as a result of the seasonal nature of our sales cycle and the variability in our results arising from the accounting for term license revenue products and some complex transactions; our ability to predict and limit customer attrition and costs related to those efforts; the demands on our personnel and infrastructure resulting from significant growth in our customer base and operations, including as a result of acquisitions; our real estate and office facilities strategy and related costs and uncertainties; the performance of our strategic investment portfolio, including fluctuations in the fair value of our investments; our ability to protect our intellectual property rights; our ability to maintain and enhance our brands; uncertainties regarding the realizability, valuation and potential availability of certain tax assets; the impact of new accounting pronouncements and tax rules; uncertainties affecting our ability to estimate our tax rate; uncertainties regarding the effect of geopolitical events, inflationary pressures, market and macroeconomic volatility, financial institution instability, changes in monetary policy, foreign currency exchange rate and interest rate fluctuations, uncertainty regarding changes in trade policies, including trade wars, the threat or imposition of tariffs or other trade restrictions as well as any retaliatory actions, and climate change, natural disasters and actual or threatened public health emergencies on our workforce, business, and operating results; uncertainties regarding the impact of expensing stock options and other equity awards; the sufficiency of our capital resources, including our ability to execute our share repurchase program and declare future cash dividends; our ability to comply with our debt covenants and lease obligations; uncertainties regarding impacts to our workforce and workplace culture, such as those arising from our current and future office environments or remote work policies or our ability to realize the expected benefits of the Company’s restructuring initiatives; and the anticipated closing of, and use of the net proceeds from, the Offering. These and other risks and uncertainties may cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statements.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s periodic reports and other filings with the SEC, including the risk factors identified in the Company’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available at www.sec.gov. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. The Company does not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salesforce, Inc.

By:	/s/ Robin Washington
Robin Washington
President and Chief Operating and Financial Officer

Dated: March 12, 2026